Statement of Additional Information Supplement	February 28, 2019

Putnam Mortgage Securities Fund
Statement of Additional Information dated January 30, 2019

Effective immediately, the following section under the main heading INVESTMENT RESTRICTIONS is replaced in its entirety:

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

In connection with the offering of its shares in Japan, the fund has adopted the following non-fundamental investment policies:

(1) Subject to the exceptions provided in (i)-(v) below, the fund will not:

(a) hold shares of a company or units of an investment trust if the value of such shares or units in any one issuer (“Equity Exposure”) exceeds more than 10% of the fund’s net asset value (such Equity Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association);

(b) hold derivative positions with any one counterparty or in any one issuer of underlying assets of a derivative transaction, if the net exposure arising against such counterparty or issuer from such derivative positions (“Derivative Exposure”) exceeds more than 10% of the fund’s net asset value (such Derivative Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association);

(c) hold, (i) securities (other than shares or units set out in (a) above); (ii) monetary claims (other than derivatives set out in (b) above); and (iii) silent partnership contribution interests, if the value of such securities, monetary claims and silent partnership contribution interests issued by, arranged by or assumed by any one entity (together “Bond Exposure”) exceeds more than 10% of the fund’s net asset value (such Bond Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association) (Note: In the case of transactions involving collateral, the amount of appraised value of the collateral can be deducted and in the case where payment obligation to the entity exists, the amount of the payment obligation can be deducted); or

(d) hold positions in or with any one entity if the Equity Exposure, Bond Exposure and Derivative Exposure with respect to such entity in aggregate would exceed 20% of the fund’s net asset value.

Exceptions to the above limitations (calculated as zero exposure) are as follows:

(i) exposure to the debts issued or guaranteed by the following central governments, central banks or local governments or the government institutions established by those organizations (as may be amended from time to time): Japan, Ireland, the United States of America, Italy, Australia, Austria, the Netherlands, Canada, United Kingdom, Singapore, Switzerland, Sweden, Spain, Denmark, Germany, New Zealand, Norway, Finland, France, Belgium, Portugal, Luxembourg, Hong Kong;

(ii) exposure to the local currency denominated debts issued or guaranteed by central governments, central banks, local governments or government institutions established by those organizations;

(iii) exposure to the debts issued or guaranteed by international organizations;

(iv) exposure to certain financial instruments (i.e. call loans, deposits, commercial papers, loan trust beneficiary certificates) with a maturity of 120 days or shorter; and

(v) exposure to securities held under repurchase agreements or reverse repurchase agreements whose period is one month or shorter.

For the purpose of calculating issuer-concentration and counterparty exposure risks under the restrictions (a) to (d) above, to the extent the fund invests directly in undertakings for collective investment and/or securitized instruments and where the assets of their respective issuers and/or vehicles are segregated from the proprietary assets or other assets that are not attributable to these undertakings for collective investment and/or securitized instruments held by such issuers and/or vehicles and such issuers and/or vehicles are bankruptcy remote entities, then indirect position exposures of the fund to the underlying assets of such undertakings for collective investment and/or securitized instruments may be looked through in determining the exposure.

In the case of deviation from any of (a) to (d) above, the fund intends to correct the deviation within one month from the date that the fund becomes aware of such deviation. If it is not possible to correct the deviation within one month, such deviation shall be corrected as soon as practically possible having regard to the interests of shareholders. Notwithstanding the above, the fund may deviate from any of (a) to (d) (a “Permitted Deviation”) when (i) in its sole determination, a large amount of subscription applications or repurchase requests for shares are made, (ii) it anticipates, in its sole discretion, a sudden or significant change in the markets or investments in which the fund invests or there are other events beyond the reasonable control of the fund, and/or (iii) when deviation is, in its sole discretion, reasonably necessary (a) for the purposes of preparing for the termination of the fund or (b) as a consequence of the size of the assets of the fund. A Permitted Deviation and the correction thereof (the “Correction”) shall be disclosed to shareholders within 3 months of the Correction.

Notwithstanding the foregoing, the fund generally does not invest in equity securities or warrants in accordance with the non-fundamental investment restriction discussed above.

Also in connection with the offering of its shares in Japan, the fund has undertaken to the Japan Securities Dealers Association that the fund will not: (1) invest more than15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Management to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund's net asset value; and (4) together with other mutual funds managed by Putnam Management acquire more than 50% of the outstanding voting securities of any issuer. If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

Also in connection with the fund's offering of its shares in Japan, the fund has adopted the following non-fundamental investment restriction:

(2) The fund will not invest in equity securities or warrants except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund's status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities. See “Miscellaneous Investments, Investment Practices and Risks— Mortgage-backed and Asset-backed Securities” and “—Hybrid Instruments” in Part II of this SAI.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The fund has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing the fund to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

SAI Supplement – 2/19